4Q’14 Financial Results January 23, 2015 Exhibit 99.3

2 Cautionary Statement Regarding Forward-Looking Statements The following slides are part of a presentation by Synchrony Financial in connection with reporting quarterly financial results. No representation is made that the information in these slides is complete. For additional information, see the earnings release and financial supplement included as exhibits to our Current Report on Form 8-K filed today and available on our website (www.synchronyfinancial.com) and the SEC’s website (www.sec.gov). All references to net earnings and net income are intended to have the same meaning. This presentation contains certain forward-looking statements as defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which are subject to the “safe harbor” created by those sections. Forward-looking statements may be identified by words such as “outlook,” “expects,” “intends,” “anticipates,” “plans,” “believes,” “seeks,” “targets,” “estimates,” “will,” “should,” “may” or words of similar meaning, but these words are not the exclusive means of identifying forward-looking statements. Forward-looking statements are based on management’s current expectations and assumptions, and are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict. As a result, actual results could differ materially from those indicated in these forward-looking statements. Factors that could cause actual results to differ materially include global political, economic, business, competitive, market, regulatory and other factors and risks, such as: the impact of macroeconomic conditions and whether industry trends we have identified develop as anticipated; retaining existing partners and attracting new partners, concentration of our platform revenue in a small number of Retail Card partners, promotion and support of our products by our partners, and financial performance of our partners; our need for additional financing, higher borrowing costs and adverse financial market conditions impacting our funding and liquidity, and any reduction in our credit ratings; our ability to securitize our loans, occurrence of an early amortization of our securitization facilities, loss of the right to service or subservice our securitized loans, and lower payment rates on our securitized loans; our reliance on dividends, distributions and other payments from Synchrony Bank; our ability to grow our deposits in the future; changes in market interest rates and the impact of any margin compression; effectiveness of our risk management processes and procedures, reliance on models which may be inaccurate or misinterpreted, our ability to manage our credit risk, the sufficiency of our allowance for loan losses and the accuracy of the assumptions or estimates used in preparing our financial statements; our ability to offset increases in our costs in retailer share arrangements; competition in the consumer finance industry; our concentration in the U.S. consumer credit market; our ability to successfully develop and commercialize new or enhanced products and services; our ability to realize the value of strategic investments; reductions in interchange fees; fraudulent activity; cyber-attacks or other security breaches; failure of third parties to provide various services that are important to our operations; disruptions in the operations of our computer systems and data centers; international risks and compliance and regulatory risks and costs associated with international operations; catastrophic events; alleged infringement of intellectual property rights of others and our ability to protect our intellectual property; litigation and regulatory actions; damage to our reputation; our ability to attract, retain and motivate key officers and employees; tax legislation initiatives or challenges to our tax positions and state sales tax rules and regulations; significant and extensive regulation, supervision, examination and enforcement of our business by governmental authorities, the impact of the Dodd-Frank Act and the impact of the CFPB’s regulation of our business; changes to our methods of offering our CareCredit products; impact of capital adequacy rules; restrictions that limit Synchrony Bank’s ability to pay dividends; regulations relating to privacy, information security and data protection as well as anti-money laundering and anti-terrorism financing laws; use of third-party vendors and ongoing third-party business relationships; effect of General Electric Capital Corporation (GECC) being subject to regulation by the Federal Reserve Board both as a savings and loan holding company and as a systemically important financial institution; General Electric Company (GE) not completing the separation from us as planned or at all, GE’s inability to obtain savings and loan holding company deregistration (GE SLHC Deregistration) and GE continuing to have significant control over us; completion by the Federal Reserve Board of a review (with satisfactory results) of our preparedness to operate on a standalone basis, independently of GE, and Federal Reserve Board approval required for us to continue to be a savings and loan holding company, including the timing of the approval and the imposition of any significant additional capital or liquidity requirements; our need to establish and significantly expand many aspects of our operations and infrastructure; delays in receiving or failure to receive Federal Reserve Board agreement required for us to be treated as a financial holding company after the GE SLHC Deregistration; loss of association with GE’s strong brand and reputation; limited right to use the GE brand name and logo and need to establish a new brand; GE has significant control over us; terms of our arrangements with GE may be more favorable than we will be able to obtain from unaffiliated third parties; obligations associated with being a public company; our incremental cost of operating as a standalone public company could be substantially more than anticipated; GE could engage in businesses that compete with us, and conflicts of interest may arise between us and GE; and failure caused by us of GE’s distribution of our common stock to its stockholders in exchange for its common stock to qualify for tax-free treatment, which may result in significant tax liabilities to GE for which we may be required to indemnify GE. For the reasons described above, we caution you against relying on any forward-looking statements, which should also be read in conjunction with the other cautionary statements that are included elsewhere in this presentation and in our public filings, including under the heading “Risk Factors” in the Company’s Current Report on Form 8-K, as filed on November 19, 2014. You should not consider any list of such factors to be an exhaustive statement of all of the risks, uncertainties, or potentially inaccurate assumptions that could cause our current expectations or beliefs to change. Further, any forward-looking statement speaks only as of the date on which it is made, and we undertake no obligation to update or revise any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events, except as otherwise may be required by law. Differences between this presentation and the supplemental financials may occur due to rounding. Non-GAAP Measures The information provided herein includes measures we refer to as “platform revenue” and “platform revenue excluding retailer share arrangements” and certain capital ratios, which are not prepared in accordance with U.S. generally accepted accounting principles (“GAAP”). The reconciliations of such measures to the most directly comparable GAAP measures are included in the appendix of this presentation. Disclaimers

3 4Q’14 Highlights Financial highlights • $531 million Net earnings, $0.64 EPS • Strong growth across the business  Purchase volume +11%, Loan receivables +7%, Platform revenue +9%  Mobile & online purchase volume up 18%  Strong holiday results • Asset quality continues to improve  Net charge-offs improved from 4.69% to 4.32% compared to prior year  30+ delinquency down 21bps. • Expenses in-line with expectations • Delivering funding plan, deposits +$9 billion • Strong capital and liquidity  14.9% T1C (B1)  $12.9 billion high quality liquid assets Business highlights  Announced a new top 20 partnership  Extended two of our top 40 partnerships, Rooms To Go and Yamaha  Payment Solutions added more than 2,000 partners and CareCredit added more than 9,000 locations since 4Q’13  Announced a strategic equity investment and partnership (b) (a) From November 1 through December 31, 2014 (b) Excludes non-core portfolio sale (a)

4 Growth Metrics +11% Purchase volume $ in billions Loan receivables $ in billions Active accounts Average active accounts in millions Platform revenue $ in millions 4Q’13 4Q’14 $27.0 $30.1 $57.3 $61.3 $2,716 $2,500 61.7 58.4 +6% +9% +7% 4Q’13 4Q’14 4Q’13 4Q’14 4Q’13 4Q’14 (a) (a) Platform revenue includes $46 million gain on portfolio sales, 7% growth excluding the gain on sale

5 Platform Results Retail Card Loan receivables, $ in billions $39.9 $42.3 4Q’13 4Q’14  Strong receivable growth across partner programs  Platform revenue up 10% driven by receivable growth Payment Solutions Loan receivables, $ in billions $10.9 $12.1 4Q’13 4Q’14  Broad receivable growth led by home furnishing, auto and power equipment  Platform revenue up 8% driven by receivable growth CareCredit Loan receivables, $ in billions $6.5 $6.9 4Q’13 4Q’14  Receivable growth led by dental and veterinary  Platform revenue up 5% driven by receivable growth and higher yield Purchase volume Accounts $22.2 47.4 $24.9 49.9 +12% +5% $3.1 6.6 $3.4 7.1 +10% +8% $1.7 4.4 $1.8 4.7 +7% +7% Platform revenue $1,696 $1,860 +10% $394 $424 +8% $410 $432 +5% +6% +11% +5% (a) (a) Accounts represent average active accounts in millions, which are credit card or installment loan accounts on which there has been a purchase, payment or outstanding balance in the current month. Platform revenue $ in millions (b) V% V% V% (b) Platform revenue includes $46 million gain on portfolio sales, 7% growth excluding the gain on sale

6 Financial Results Summary earnings statement Fourth quarter 2014 highlights $ in millions, except ratios Total interest income $3,260 $3,037 $223 7% Total interest expense 282 188 (94) (50)% Net interest income (NII) 2,978 2,849 129 5% Retailer share arrangements (RSA) (698) (662) (36) (5)% NII, after RSA 2,280 2,187 93 4% Provision for loan losses 797 818 21 3% Other income 162 130 32 25% Other expense 792 807 15 2% Pre-Tax earnings 853 692 161 23% Provision for income taxes 322 249 (73) (29)% Net earnings $531 $443 $88 20% Return on assets 2.7% 3.0% (0.3)pts. 4Q’14 4Q’13% $ B/(W) • $531 million Net earnings, including $29 million gain on portfolio sales • Net interest income after RSA up 4% driven by growth in loan receivables  Interest and fees on loan receivables up 7% in-line with receivable growth  Interest expense increase driven by liquidity, funding mix and growth • Provision for loan losses declined 3%  Decline driven by non-repeat of 4Q’13 ALLL enhancements, lower charge-offs, partially offset by receivable growth  Asset quality improved … 30+ delinquencies down 21bps. vs. prior year • Other income increase driven largely by $46 million gain on portfolio sales, partially offset by increased loyalty • Other expense decrease driven by 4Q’13 charges related to regulatory matters, offset by investments in growth and infrastructure

7 Net Interest Income Fourth quarter 2014 highlights • Net interest income up 5% driven by growth in receivables partially offset by higher funding costs  Interest and fees on loans up 7% in-line with loan receivable growth • Net interest margin decline driven primarily by increase in liquidity  Liquid assets increased to $12.9 billion, conservatively invested in cash and short-term U.S. Treasuries  Receivable yield 21.21%, down 47bps. reflecting slightly higher payment rate and growth in promotional balances  Interest expense increased in-line with expectations to 1.79%, impacting Net interest margin by 21bps. Net interest income $ in millions, % of average interest-earning assets 19.30% 15.60% 4Q’13 4Q’14 +5% $2,849 $2,978 Receivable yield 21.68% 21.21% (47)bps. 4Q’13 Net interest margin 19.30% Liquidity (3.02) Receivable yield (0.47) Interest expense (0.21) 4Q’14 Net interest margin 15.60% V% Net interest margin walk % of average interest-earning assets

8 Asset Quality Metrics Net charge-offs $ in millions, % of average loan receivables including held for sale 30+ days past due $ in millions, % of period-end loan receivables Allowance for loan losses $ in millions, % of period-end loan receivables 90+ days past due $ in millions, % of period-end loan receivables 4.32% 4.26% 5.24% 5.46% 4.07% 4.88% $974 $1,051 3Q’13 3Q’14 $2,299 $2,416 $533 $673 $2,792 $3,102 1.83% 1.85% 4.86% 4.69% $656 4.05% $579 $658 5.48% $3,006 5.52% $2,998 5.05% $2,892 3.82% $2,097 4.09% $2,220 4.35% $2,488 $908 1.65% $1,046 1.93% $1,121 1.96% 4Q’13 1Q’14 2Q’14 3Q’13 3Q’14 4Q’13 1Q’14 2Q’14 3Q’13 3Q’14 4Q’13 1Q’14 2Q’14 3Q’13 3Q’14 4Q’13 1Q’14 2Q’14 4.75% $600 2Q’13 4.81% $603 1Q’13 5.38% $2,784 2Q’13 5.44% $2,718 1Q’13 3.85% $1,991 2Q’13 4.22% $2,109 1Q’13 $844 2Q’13 1.63% $958 1Q’13 1.92% (a) Excludes $62 million net charge-off related to disposition of non-core receivables (a) 4.14% $2,536 4Q’14 $1,162 4Q’14 1.90% 5.28% $3,236 4Q’14 4.32% $663 4Q’14

9 Other expense $ in millions Other Expense Employee cost $190 $227 $37 19% Professional fees 157 152 (5) (3)% Marketing/BD 117 165 48 41% Info. processing 52 60 8 15% Other 291 188 (103) (35)% Other expense $807 $792 $(15) (2)% Efficiency 34.8% 32.4% (2.4)pts. $807 • Expense decrease driven by 4Q’13 charges, partially offset by increased investments in growth and infrastructure • Infrastructure and separation cost in- line with expectations • Employee costs up $37 million driven by infrastructure build • Marketing/BD costs up $48 million driven by continued investments to grow the portfolio and retail deposits • Other down $103 million driven by 4Q’13 charges related to regulatory matters (a) “Other Expense” divided by sum of “NII, after RSA” plus “Other income” (1) V$ V% (2)% (a) $792 4Q’13 4Q’14 Fourth quarter 2014 highlights

10 Funding, Capital and Liquidity (b) Liquid assets $2.1 $12.9 Undrawn securitization capacity - 6.1 Total liquidity $2.1 $19.0 % of total assets 3.5% 25.2% Tier 1 common $9.3 $9.3 Risk weighted assets $62.3 $64.1 Liquidity $ in billions 4Q’14 $19.0 $2.1 4Q’13 Capital ratios 4Q’14, $ in billions BI T1C % (c) Does not include unencumbered assets in the Bank that could be pledged (c) BIII CET1% (a) Estimated percentages and amounts (b) Calculated on a fully phased-in Basel III basis 14.9% 14.5% Funding sources $ in billions 4Q’13 4Q’14 Variance Deposits 51% 56% +5pts. Securitization 31% 24% (7)pts. GE Capital loan 18% 1% (17)pts. 3rd Party Debt - 19% +19pts. $50.0 $62.4 Deposits Securitization GE Capital loan 3rd Party Debt $25.7 $15.3 $9.0 $35.0 $14.9 $11.8 V$ +11.8 (8.3) (0.4) +9.3 $0.7 (a)

11 2015 Outlook Receivable Growth 5%+ 6% - 8% Net Interest Margin ~ 15.0% 15.0% - 15.5% Net Charge-off Rate Stable Stable Efficiency Ratio < 35% < 34% ROA 2.5% - 3.0% 2.5% - 3.0% Prior guidance 2015 outlook

12 Wrap Up 4Q’14 Highlights • Net earnings of $531 million … $0.64 earnings per share • Broad based growth … Purchase volume +11%, Loan receivables +7% and Platform revenue +9% • Signed BP … expect to close mid-2015 • Extended two of our top 40 partnerships, Rooms To Go and Yamaha 2015 outlook and strategic priorities • Drive growth across the business • Continue investment in innovative digital and mobile capabilities • Deliver on funding strategy … grow deposits to 60% - 70% of funding • Execute on separation … file application in first half of 2015 • Operate with a strong financial profile … 2015 outlook largely unchanged (a) (a) Platform revenue includes $46 million gain on portfolio sales, 7% growth excluding the gain on sale

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14 Appendix

15 Non GAAP Reconciliations In order to assess and internally report the revenue performance of our three sales platforms, we use measures we refer to as “platform revenue” and “platform revenue excluding retailer share arrangements.” Platform revenue is the sum of three line items in our Condensed Consolidated and Combined Statements of Earnings prepared in accordance with GAAP: “interest and fees on loans,” plus “other income,” less “retailer share arrangements.” Platform revenue and platform revenue excluding retailer share arrangements are not measures presented in accordance with GAAP. To calculate platform revenue we deduct retailer share arrangements but do not deduct other line item expenses, such as interest expense, provision for loan losses and other expense, because those items are managed for the business as a whole. We believe that platform revenue is a useful measure to investors because it represents management’s view of the net revenue contribution of each of our platforms. Platform revenue excluding retailer share arrangements represents management’s view of the gross revenue contribution of each of our platforms. These measures should not be considered a substitute for interest and fees on loans or other measures of performance we have reported in accordance with GAAP. We present certain capital ratios. As a new savings and loan holding company, we historically have not been required by regulators to disclose capital ratios, and therefore these capital ratios are non-GAAP measures. We believe these capital ratios are useful measures to investors because they are widely used by analysts and regulators to assess the capital position of financial services companies, although our Basel I Tier 1 common ratio is not a Basel I defined regulatory capital ratio, and our Basel I and Basel III Tier 1 common ratios may not be comparable to similarly titled measures reported by other companies. Our Basel I Tier 1 common ratio is the ratio of Tier 1 common equity (as calculated below) to total risk-weighted assets as calculated in accordance with the U.S. Basel I capital rules. Our Basel III Tier 1 common ratio is the ratio of common equity Tier 1 capital to total risk-weighted assets, each as calculated in accordance with the U.S. Basel III capital rules (on a fully phased-in basis). Our Basel III Tier 1 common ratio is a preliminary estimate reflecting management’s interpretation of the final Basel III capital rules adopted in July 2013 by the Federal Reserve Board, which have not been fully implemented, and our estimate and interpretations are subject to, among other things, ongoing regulatory review and implementation guidance.

16 Non-GAAP Reconciliation The following table sets forth each component of our platform revenue for periods indicated below. ($ in millions) 2014 2013 Platform Revenue Total: Interest and fees on loans . . . . . . . . . . . . . . . . . .. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . $3,252 $3,032 Other income . . . . . . . . . . . . . . . . . . . . . . . . . . . .. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . $162 $130 Retailer share arrangements . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . $(698) $(662) Platform revenue . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . $2,716 $2,500 Retail Card: Interest and fees on loans . . . . . . . . . . . . . . . . . . .. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . $2,405 $2,234 Other income . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . $141 $113 Retailer share arrangements . . . . . . . . . . . . . . . . .. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . $(686) $(651) Platform revenue . . . . . . . . . . . . . . . . . . . . . . . . . .. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . $1,860 $1,696 Payment Solutions: Interest and fees on loans . . . . . . . . . . . . . . . . . . .. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . $426 $399 Other income . . . . . . . . . . . . . . . . . . . . . . . . . . . . .. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . $9 $4 Retailer share arrangements . . . . . . . . . . . . . . . . .. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . $(11) $(9) Platform revenue . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . $424 $394 CareCredit: Interest and fees on loans . . . . . . . . . . . . . . . . . . .. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . $421 $399 Other income . . . . . . . . . . . . . . . . . . . . . . . . . . . . .. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . $12 $13 Retailer share arrangements . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . $(1) $(2) Platform revenue . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . $432 $410 For the Three Months Ended December 31,

17 COMMON EQUITY MEASURES GAAP Total common equity…………………………………………………..……. Less: Goodwill…………………………………………………………..……. Less: Intangible assets, net……………………………………………..…….. Tangible common equity……………………………………………………..…… Adjustments for certain other intangible assets, deferred tax liabilities and certain items in accumulated comprehensive income (loss)………….…... Basel I – Tier 1 capital and Tier 1 common equity…………………………..….. Adjustments for certain other intangible assets and deferred tax liabilities…... Basel III – Tier 1 common equity…………………………………………..…….. ASSET MEASURES Total assets……………………………………………………………………..…… Adjustments for: Disallowed goodwill and other disallowed intangible assets, net of related deferred tax liabilities…………………………………………. Other……………………………………………………………………..…… Total assets for leverage purposes – Basel I………………………………..……. Risk-weighted assets – Basel I…………………………………………………..... Additional risk weighting adjustments related to: Deferred taxes……………………………………………………………….... Loan receivables delinquent over 90 days…………………………..……..…. Other……………………………………………………………………..………. Risk-weighted assets – Basel III (fully phased in)………………………..……..… Non-GAAP Reconciliation The following table sets forth a reconciliation of each component of our capital ratios to the comparable GAAP component at December 31, 2014. $10,478 (949) (519) $9,010 287 $9,297 (20) $9,277 $75,707 (1,181) 79 $74,605 $62,250 1,321 581 (11) $64,141 $ in millions at December 31, 2014 (a) Amounts are presented net of tax and related deferred tax liabilities. (a) (a) (a)